HENDERSON GLOBAL FUNDS

Henderson Worldwide Income Fund
(the “Fund”)

Supplement dated December 22, 2008
to the Prospectus dated November 30, 2008

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Effective immediately, the Fund had a change with respect to its portfolio manager.  The following replaces the first paragraph under “Portfolio Management” in the “Management of the Fund” section on page thirteen of the Prospectus:

John Pattullo is a portfolio manager of the Fund.  Mr. Pattullo is Director of Fixed Income with responsibility for fixed income portfolios investing in investment grade and higher yielding fixed income securities.  He joined Henderson Global Investors in 1997 and has over 12 years of experience in the industry.

Jenna Barnard is a portfolio manager of the Fund.  Ms. Barnard is Associate Director of Fixed Income responsible for fixed income portfolios investing in investment grade and higher yielding fixed income securities.  Ms. Barnard moved to Henderson Global Investors in 2002 and has over 7 years of experience in the industry.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.